UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2014

IXIA

(Exact name of registrant as specified in its charter)

California	000-31523	95-4635982
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26601 W. Agoura Road, Calabasas, California	91302
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 818-871-1800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As contemplated by the Company’s Board of Directors when it appointed Errol Ginsberg to the interim position of Acting Chief Executive Officer in October 2013, in connection with and upon the appointment effective September 16, 2014 of Bethany Mayer as the Company’s President and Chief Executive Officer, Mr. Ginsberg ceased serving as the Company’s Acting Chief Executive Officer. Mr. Ginsberg continues to serve as the Company’s Chief Innovation Officer and as Chairman of the Company’s Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ixia

Dated: September 22, 2014	By:	/s/ Ronald W. Buckly
Ronald W. Buckly
Senior Vice President, Corporate Affairs and General Counsel